UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2025 (April 29, 2025)

QUEST PATENT RESEARCH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	33-18099-NY	11-2873662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Ave., Suite 206S, Rye, NY	10580-1411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 743-7577

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2025, Ryan Logue resigned as a director of the Company.  Mr. Logue’s resignation did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01. Financial Statements and Exhibits

Exhibits.

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST PATENT RESEARCH CORPORATION
(Registrant)

Date: April 30, 2025	By:	/s/ Jon C. Scahill
Jon C. Scahill
		Title:	Chief Executive Officer

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